UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2026

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
    Las Vegas, Nevada         89193-8510
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc.:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Southwest Gas Corporation:
None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Southwest Gas Holdings, Inc. (“Southwest Gas Holdings” or the “Company”) is filing this Current Report on Form 8-K to report the Audit Committee of the Board of Directors of the Company’s (the “Audit Committee’s”) conclusion that the Company’s unaudited Condensed Consolidated Financial Statements as of June 30, 2025 and September 30, 2025, and for the three and six months ended June 30, 2025 and three and nine months ended September 30, 2025 (collectively, the “Restated Periods”) should no longer be relied upon, as discussed further below.
In connection with the preparation of the Company’s upcoming Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), management identified errors related to the estimated deferred income tax liabilities for state income taxes. The errors do not impact the Company’s previously communicated guidance metrics. The Company reaffirms its guidance for 2025 net income as well as the expected compound annual growth rates (“CAGR”) for Southwest Gas Corporation net income and rate base for the 2025-2029 period.1 The Company does not expect any impact on previously reported operating margin, cash flows, credit metrics, historical state income tax returns, cash income taxes paid, nor compliance with debt covenants for any previous interim periods or years related to these errors. The Company expects that there will be a de minimis effect on annual cash income tax payments in future years.
The issues result from not timely updating estimated apportionment rates to reflect certain events. For Southwest Gas Corporation, the errors date back to the formation of Southwest Gas Holdings in 2017, when Southwest Gas Corporation and Centuri Holdings, Inc. (“Centuri”) became wholly-owned subsidiaries of Southwest Gas Holdings. These errors were determined to be not material to any previously issued Southwest Gas Corporation financial statements. Although these financial statements can still be relied upon, Southwest Gas Corporation plans to revise the historical financial statements due to the cumulative effect of correcting the deferred income tax error in the 2025 Form 10-K. For the Company, the errors arose following the Company’s sale of shares of Centuri’s common stock in the second and third quarters of 2025, which resulted in the tax deconsolidation of Centuri, as discussed further in Item 4.02 below.
Item 2.02 Results of Operations and Financial Condition
The information appearing below under Item 4.02 specifically regarding the Company’s previously reported interim periods ended June 30, 2025, and September 30, 2025, as well as under Item 7.01 regarding preliminary results and guidance are incorporated herein by reference. The information incorporated by reference into this Item 2.02 is intended to be furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.
1 Southwest Gas 2025-2029 guidance CAGRs do not include the potential impacts from alternative ratemaking in Nevada, formula ratemaking in Arizona, nor the expected 2028 expansion project at Great Basin Gas Transmission Company.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On January 9, 2026, the Audit Committee, following consultation with the Company's management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, concluded that the Company’s unaudited Condensed Consolidated Financial Statements for the Restated Periods, previously reported in its Quarterly Reports on Form 10-Q for the three and six months ended June 30, 2025 and the three and nine months ended September 30, 2025, as applicable, should no longer be relied upon due to errors relating to state income tax expense and deferred income taxes, as discussed further below. The errors resulted in the understatement of income tax expense and net deferred income tax liabilities for those periods. The Company also plans to correct certain other immaterial errors in connection with the restatement. The restatement of these amounts does not impact the Company’s previously reported revenues, operating margin, or cash flows for the Restated Periods. The Company made all appropriate income tax payments in all jurisdictions for the impacted periods.
In addition, any previously issued, filed or furnished earnings releases, investor presentations or other communications describing the Company’s quarterly financial statements and other related financial information covering the Restated Periods should also no longer be relied upon.
The errors occurred because the Company did not update estimated future state apportionment rates following the Company’s sale of 10,350,000 shares of Centuri common stock on May 22, 2025, which resulted in income tax deconsolidation for Arizona, and subsequently following the Company's sale of 18,823,500 shares of Centuri common stock on August 11, 2025, which resulted in income tax deconsolidation for the remaining states, primarily California.
As a result, income tax expense and net deferred income tax liabilities were understated by approximately $27 million as of and for the three and six months ended June 30, 2025, and for an incremental $8 million as of and for the three and nine months ended September 30, 2025.
The effects of the prior-period errors on the statement of income identified above are reflected in the tables below. The restated amounts shown herein are preliminary and may be subject to change as the Company completes and prepares the 2025 Form 10-K. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Three Months Ended June 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated(1)
Income before income taxes	$42,265	$—	$42,265
Income tax expense	52,594	27,000	79,594
Net income (loss)	(10,329)	(27,000)	(37,329)
Net income (loss) attributable to noncontrolling interest	2,554	—	2,554
Net income (loss) attributable to Southwest Gas Holdings	(12,883)	(27,000)	(39,883)
Non-GAAP adjustments, net of tax(2)	51,471	27,000	78,471
Adjusted net income attributable to Southwest Gas Holdings	$38,588	$—	$38,588
(1) Will be recast in the 2025 Form 10-K to reflect discontinued operations related to the deconsolidation and subsequent sale of our remaining equity interest in Centuri, which did not meet the criteria to be reported as a discontinued operation until the quarter ended September 30, 2025.
(2) For more information about non-U.S. generally accepted accounting principles ("GAAP") measures presented herein, see “Non-GAAP Measures” under Item 7.01 below. For more information about non-GAAP measures presented herein, including a reconciliation to GAAP, see “Non-GAAP Measures.”

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Six Months Ended June 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated(1)
Income before income taxes	$179,121	$—	$179,121
Income tax expense	80,263	27,000	107,263
Net income (loss)	98,858	(27,000)	71,858
Net income (loss) attributable to noncontrolling interest	(2,129)	—	(2,129)
Net income (loss) attributable to Southwest Gas Holdings	100,987	(27,000)	73,987
Non-GAAP adjustments, net of tax(2)	56,972	27,000	83,972
Adjusted net income attributable to Southwest Gas Holdings	$157,959	$—	$157,959
(1) Will be recast in the 2025 Form 10-K to reflect discontinued operations related to the deconsolidation and subsequent sale of our remaining equity interest in Centuri, which did not meet the criteria to be reported as a discontinued operation until the quarter ended September 30, 2025.
(2) For more information about non-GAAP measures presented herein, see “Non-GAAP Measures” under Item 7.01 below. For more information about non-GAAP measures presented herein, including a reconciliation to GAAP, see “Non-GAAP Measures.”

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Three Months Ended September 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated
Income from continuing operations before income taxes	$3,372	$—	$3,372
Income tax expense (benefit)	(803)	8,000	7,197
Income (loss) from continuing operations	4,175	(8,000)	(3,825)
Non-GAAP adjustments, net of tax(1)	—	8,000	8,000
Adjusted net income attributable to Southwest Gas Holdings from continuing operations	$4,175	$—	$4,175
(1) For more information about non-GAAP measures presented herein, see “Non-GAAP Measures” under Item 7.01 below. For more information about non-GAAP measures presented herein, including a reconciliation to GAAP, see “Non-GAAP Measures.”

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Nine Months Ended September 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated
Income from continuing operations before income taxes	$201,062	$—	$201,062
Income tax expense	36,059	35,000	71,059
Income (loss) from continuing operations	165,003	(35,000)	130,003
Non-GAAP adjustments, net of tax(1)	—	35,000	35,000
Adjusted net income attributable to Southwest Gas Holdings from continuing operations	$165,003	$—	$165,003
(1) For more information about non-GAAP measures presented herein, see “Non-GAAP Measures” under Item 7.01 below. For more information about non-GAAP measures presented herein, including a reconciliation to GAAP, see “Non-GAAP Measures.”

The Company has not filed, and does not intend to file, amendments to the previously filed Quarterly Reports. However, the Company intends to include restated interim financial information for the Restated Periods in the Company’s 2025 Form 10-K. The interim financial information will also be adjusted retrospectively to reclassify the results of the former Utility infrastructure services businesses from continuing operations to discontinued operations for the period ended June 30, 2025. The Company is working to complete the 2025 Form 10-K, inclusive of the restated financial information, as soon as practicable.
The Company will effect the restatement of the Restated Periods in connection with the future filings of the applicable Quarterly Reports on Form 10-Q in 2026. Investors and others should rely on the financial information and other disclosures regarding the Restated Periods included in the 2025 Form 10-K and in subsequent future filings with the U.S. Securities and Exchange Commission (the “SEC”).
As a result of the errors related to deferred income taxes and the calculation of income tax expense discussed above, the Company expects to report ineffective disclosure controls and procedures for the Company and a material weakness in its Annual Report on Form 10-K for the second and third quarters of 2025 and the annual period ended December 31, 2025. The Company’s remediation plan will be described in more detail in the Company’s Form 10-K for the year ended December 31, 2025.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP.
Item 7.01 Regulation FD Disclosure
The information included in the Explanatory Note above is incorporated in this Item 7.01 by reference.
The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Measures
To supplement our financial statements, which are presented on the basis of GAAP, the following non-GAAP measures of financial performance are included: Adjusted net income attributable to Southwest Gas Holdings for the periods ended June 30, 2025 and Adjusted net income attributable to Southwest Gas Holdings from continuing operations for the periods ended September 30, 2025. Management believes that its presentation of these measures provides investors greater transparency with respect to its results of operations and that these measures are useful for a period-to-period comparison of results. Management also believes that providing these non-GAAP financial measures helps investors evaluate the Company’s operating performance, profitability, and business trends in a way that is consistent with how management evaluates such performance. Adjusted net income attributable to Southwest Gas Holdings for the periods ended June 30, 2025 and Adjusted net income attributable to Southwest Gas Holdings from continuing operations for the periods ended September 30, 2025 includes adjustments to add back costs incurred to facilitate a separation of Centuri, the deferred income tax expense resulting from income tax deconsolidation, amortization of intangible assets at Centuri, and nonrecurring professional service fees. Management believes that it is appropriate to adjust for expenses related to costs to facilitate a separation of Centuri, including the deferred income tax expense impacts of deconsolidation for income tax purposes, as well as the impacts of nonrecurring professional service fees because they are expenses and charges that will not recur following completion of these events. The amortization of certain acquisition intangible assets applies to our utility infrastructure services segment adjusted net income (loss) and therefore applies to adjusted net income at the Southwest Gas Holdings consolidated level and adjusted consolidated earnings per diluted share as well. We believe this adjustment is a common adjustment in the infrastructure services industry and that this adjustment allows investors to more clearly compare earnings performance with Centuri peer performance.
The tables included below provide reconciliations for adjusted net income attributable to Southwest Gas Holdings from continuing operations to the nearest GAAP financial measure.

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Three Months Ended June 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated(1)
Net income (loss) attributable to Southwest Gas Holdings	$(12,883)	$(27,000)	$(39,883)
Non-GAAP adjustments:
Strategic review and Centuri separation(2)	2,273	—	2,273
Amortization of intangible assets(3)	4,932	—	4,932
Professional fees associated with certain one-time events(4)	834	—	834
Income tax effect on the outside basis difference in the investment of Centuri(5)	45,397	—	45,397
Income tax effect of adjustments above(6)	(1,965)	—	(1,965)
Remeasurement of state deferred income taxes(7)	—	27,000	27,000
Adjusted net income attributable to Southwest Gas Holdings	$38,588	$—	$38,588
(1) Will be recast in the 2025 Form 10-K to reflect discontinued operations related to the deconsolidation and subsequent sale of our remaining equity interest in Centuri, which did not meet the criteria to be reported as a discontinued operation until the quarter ended September 30, 2025.
(2) In April 2024, the Company and Centuri announced the completion of an initial public offering (the “Centuri IPO”) of Centuri common stock. Following the Centuri IPO, the Company owned approximately 81% of Centuri. In May 2025, and again in June 2025, the Company and Centuri completed secondary public offerings of Centuri common stock owned by the Company. As of June 30, 2025, the Company owned 53.3% of Centuri; as such, the Company has adjusted the add backs to reflect its ownership interests and secondary public offerings of Centuri common stock as of June 30, 2025.
(3) The Company has determined that the adjustment for intangible asset amortization is appropriate as such is a non-cash expense.
(4) The Company has determined that the adjustment for Professional fees associated with certain one-time events is appropriate as such is not expected to recur.
(5) The Company has determined that the adjustment for income tax effect on the outside basis difference in the investment of Centuri is appropriate as such is not expected to recur in the future.
(6) Calculated using the Company’s blended statutory income tax rate of 24%, except for items pertaining to the Utility Infrastructure Services segment which, for most items, was calculated using a blended statutory income tax rate of 25%. Strategic review costs for Centuri include certain separation costs.
(7) The Company has determined that the non-GAAP adjustment to income tax expense is appropriate because it represents a non-cash, non-recurring cumulative adjustment related to the remeasurement of state deferred income taxes resulting from the Centuri divestiture.

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Six Months Ended June 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated(1)
Net income (loss) attributable to Southwest Gas Holdings	$100,987	$(27,000)	$73,987
Non-GAAP adjustments:
Strategic review and Centuri separation(2)	4,161	—	4,161
Amortization of intangible assets(3)	10,329	—	10,329
Professional fees associated with certain one-time events(4)	834	—	834
Income tax effect on the outside basis difference in the investment of Centuri(5)	45,397	—	45,397
Income tax effect of adjustments above(6)	(3,749)	—	(3,749)
Remeasurement of state deferred income taxes(7)	—	27,000	27,000
Adjusted net income attributable to Southwest Gas Holdings	$157,959	$—	$157,959
(1) Will be recast in the 2025 Form 10-K to reflect discontinued operations related to the deconsolidation and subsequent sale of our remaining equity interest in Centuri, which did not meet the criteria to be reported as a discontinued operation until the quarter ended September 30, 2025.
(2) In April 2024, the Company and Centuri announced the completion of the Centuri IPO. Following the Centuri IPO, the Company owned approximately 81% of Centuri. In May 2025, and again in June 2025, the Company and Centuri completed secondary public offerings of Centuri common stock owned by the Company. As of June 30, 2025, the Company owned 53.3% of Centuri; as such, the Company has adjusted the add backs to reflect its ownership of Centuri common stock as of June 30, 2025.
(3) The Company has determined that the adjustment for intangible asset amortization is appropriate as such is a non-cash expense.
(4) The Company has determined that the adjustment for Professional fees associated with certain one-time events is appropriate as such is not expected to recur.
(5) The Company has determined that the adjustment for income tax effect on the outside basis difference in the investment of Centuri is appropriate as such is not expected to recur in the future.
(6) Calculated using the Company’s blended statutory income tax rate of 24%, except for items pertaining to the Utility Infrastructure Services segment which, for most items, was calculated using a blended statutory income tax rate of 25%. Strategic review costs for Centuri include certain separation costs.
(7) The Company has determined that the non-GAAP adjustment to income tax expense is appropriate because it represents a non-cash, non-recurring cumulative adjustment related to the remeasurement of state deferred income taxes resulting from the Centuri divestiture.

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Three Months Ended September 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated
Income (loss) from continuing operations	$4,175	$(8,000)	$(3,825)
Non-GAAP adjustments:
Remeasurement of state deferred income taxes(1)	—	8,000	8,000
Adjusted net income attributable to Southwest Gas Holdings from continuing operations	$4,175	$—	$4,175
(1) The Company has determined that the non-GAAP adjustment to income tax expense is appropriate because it represents a non-cash, non-recurring cumulative adjustment related to the remeasurement of state deferred income taxes resulting from the Centuri divestiture.

SOUTHWEST GAS HOLDINGS, INC. AND SUBSIDIARIES (Unaudited)
	Nine Months Ended September 30, 2025
(In thousands)	As reported	Estimated restatement impacts	Estimated as restated
Income (loss) from continuing operations	$165,003	$(35,000)	$130,003
Non-GAAP adjustments:
Remeasurement of state deferred income taxes(1)	—	35,000	35,000
Adjusted net income attributable to Southwest Gas Holdings from continuing operations	$165,003	$—	$165,003
(1) The Company has determined that the non-GAAP adjustment to income tax expense is appropriate because it represents a non-cash, non-recurring cumulative adjustment related to the remeasurement of state deferred income taxes resulting from the Centuri divestiture.

Forward Looking Statements
This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome of the restatement. These statements are based on current expectations as of the date of this filing and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, the timely completion of the restatement and the restated filings, the risk that additional information may become known prior to the expected filing with the SEC of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, uncertainties around the effectiveness of the Company's internal control over financial reporting and the effectiveness of the Company's disclosure controls and procedures, potential legal or regulatory action related to the restatement, and the potential impact on the Company's business and any market reaction to any announcements regarding any of the foregoing and other risks detailed in the Company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

January 9, 2026	/s/ JUSTIN S. FORSBERG
Justin S. Forsberg
Senior Vice President/Chief Financial Officer and Treasurer